Nationwide Variable Insurance Trust
NVIT CardinalSM Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated June 11, 2014
to the Statement of Additional Information dated April 30, 2014

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information.

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on June 11, 2014, the Board approved the termination of BlackRock Investment Management, LLC as the subadviser to the NVIT CardinalSM Managed Growth Fund, NVIT CardinalSM Managed Growth & Income Fund, NVIT Investor Destinations Managed Growth Fund, and NVIT Investor Destinations Managed Growth & Income Fund (collectively, the “Funds”).  Further, the Board approved the appointment of Nationwide Asset Management, LLC (“NWAM”), an affiliate of Nationwide Fund Advisors (the “Adviser”), as a new subadviser to each of the Funds.

The Board approved the termination of BlackRock and the appointment of NWAM as a subadviser to each of the Funds subject to shareholder approval of the subadvisory agreement between the Trust, the Adviser, and NWAM, on behalf of the Funds (the “Subadvisory Agreement”).  If the shareholders of the Funds approve the Subadvisory Agreement at the special meeting of the shareholders scheduled for September 3, 2014, the termination of BlackRock and the appointment of NWAM as subadviser to the Funds is anticipated to be implemented on or around September 17, 2014.

In the near future, shareholders of the Funds will receive a proxy statement that contains more information about the Subadvisory Agreement and NWAM.

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